                                                                   EXHIBIT 10.33

                                                                12 November 2000

                     Re: DEED OF UNDERTAKING AND INDEMNIFICATION
                         ---------------------------------------

Whereas             According to our request dated September 26, 2000
                    (hereinafter: our request), you were requested by us to
                    issue a deed of undertaking (hereinafter: the Deed of
                    Undertaking), under our full responsibility, to the benefit of your New York branch (hereinafter: the New York branch), to guarantee credit in the amount of US $3,000,000 with
                    added interest, and all, as stated in our request
                    (hereinafter, in whole or in part: "the credit"), which the
                    New York branch has placed or will place to the benefit of our affiliated company: Ituran Locaizacao e Controle Ltd.
                    (Hereinafter, "the lender"). The Deed of Undertaking and our request are hereby appended as Appendices A and B to this
                    document;

And whereas         The lender is a company associated according to the laws of the State of Brazil, and its offices are registered in the
                    State of Brazil;

And whereas         According to the opinion that the New York branch received from the lenders' Brazilian lawyers (hereinafter: the
                    opinion) and additional opinions, there are substantial
                    limitations concerning the provision and payment of the
                    credit as specified below;

And whereas         The lender's limitations related to the paying of the credit as specified below, are liable to prevent the New York
                    branch from paying the credit, and it will therefore demand that you realize the Deed of Undertaking,

         THEREFORE, WE HEREBY CERTIFY, DECLARE AND UNDERTAKE AS FOLLOWS:

The preamble and appendices to this Deed constitute an integral part thereof.

We hereby undertake to indemnify and compensate you immediately on being requested to do so by you, for any expense and/or damage and/or loss of any type or kind whatsoever, which may be caused you as a consequence of any demand that will reach you to pay according to the Deed of Undertaking, and we undertake not to present you, either directly or indirectly, with any suit and/or claim and/or demand and/or complaint relating to payment according to the Deed of
Undertaking, as required by law.

Without derogating from the generality of the above, we hereby confirm, declare and undertake as follows:

     A.  According to the opinion, and as you notified us pursuant to the law applicable to the provision of credit to the lender, certain legal problems and/or other problems may arise, of which we are presently unaware, with respect to the ability of the New York branch to receive payment for the credit from the lender.

     B.  We are aware that according to the opinion, the promissory note that is issued in relation to the credit is not enforceable in the State of
         Brazil.

     C.  We are aware that problems may arise in relation to the payment of credit owing to the foreign currency supervision laws prevalent in the
         State of Brazil.

In addition to that stated in Sections A-C above, you undertook in the Deed of
Undertaking produced at our request, to pay the New York branch any sum that you will be requested to pay in the context of the Deed of Undertaking, immediately, when requested to do so.

We hereby instruct you and irrevocably authorize you to charge any account we have with you to the sum of any sum that you are asked to legally pay, that we owe you according to this Deed of Undertaking and Indemnification, after providing us with a written notice.

In order to remove any doubt, the provisions of this Deed of Undertaking and
Indemnification are intended to add rather than derogate from all the obligations that we have undertaken towards you and all the authorizations that were given you by us in a separate document.

The laws of the State of Israel will apply to this document, and the sole place of jurisdiction has been determined as the competent court in Tel Aviv-Jaffa.

              AND IN WITNESS THEREOF WE HAVE AFFIXED OUR SIGNATURES

/s/ Illegible
-------------------------------------------
Ituran Location and Control Ltd.

P.C. 52-004381-1

Certification
-------------

I, the undersigned, Guy Aharonov, attorney for Ituran Location and Control Ltd.,
P.C. 52-004381-1 (Ituran), hereby certify that the Ituran company has signed this document through the proxy of its signatories, Messrs. Izzy Shiratzky, I.D.
0749544 and Eli Kamer, I.D. 22366363, in accordance with Ituran's updated certificates of association and the decisions made by Ituran according to law, to sign this Deed and to appoint said signatories to sign this Deed of
Undertaking on its behalf, and that the signature of Ituran on this Deed is binding in this matter.

Attorney's stamp and signature  /s/ Guy Aharonov
                                ----------------
                                Guy Aharonov, Legal Adviser
                                Ituran Location and Control Ltd.

                                       2

          REQUEST TO ISSUE A DEED OF UNDERTAKING TO AN OVERSEAS BRANCH

Name of Client: Ituran Location and Control Ltd.

Address: 3 Shikma St., Azur

ID/Company  No.: 520043811

To:

Bank Hapoalim Ltd., Nachalat Yitzhak Branch

        Re: Request to Issue a Deed of Undertaking to an Overseas Branch
            ------------------------------------------------------------

We request that you issue a Deed of Undertaking to your overseas branch, according to the following details:

1.       Name of beneficiary: Bank Hapoalim Ltd. New York branch.

2.       Beneficiary's address: 1177 Avenue of the Americas, New York, NY
         10036-2790.

3.       Name of lender (the beneficiary's client): Teleran Holding Ltd.

4.       Amount of principal: US 3,000,000 (three million dollars)

5.       Interest at a rate of 1% will be added to the principal, over and above, the LIBOR rate, for _________ months, as determined by the bank, for which the lender will be debited for the principal (hereinafter:
         the interest);

         The sum of the principal plus interest, will hereinafter be called the amount of the undertaking.

6.       The undertaking will be in force until the end of business on 31
         December 2002 at the location of the beneficiary noted in Section 1 above.

7.       The undertaking is issued in conjunction with guaranteeing the lender's debts and obligations towards the beneficiary.

8.       The undertaking issued by you will constitute an absolute undertaking without any condition, to pay the beneficiary noted in Section 1 above, the amount of the undertaking. Moreover, said undertaking will be an independent undertaking that will not depend on the relationships between us and the lender.

9.       All of the conditions of the Deed of Undertaking regarding the issue of bank guarantees (MS-16) will apply to our request, as of 13 May 1999.

10.      Our undertakings towards you will remain in force even if the payment to your overseas branch will not be requested or carried out by means of TELEX or SWIFT or WIRE.

26 September 2000                   /s/ Illegible
-----------------                   --------------------------------
Date                                Signature of requesting client
                                    Ituran Location and Control Ltd.

                                       3

Ituran Location and Control Ltd.

Legal Department

                                                              26 September, 2000

To Bank Hapoalim Ltd.                                         To: Mr. Yoram Oron

Nachalat Yitzhak Branch

Tel Aviv

Dear Sir,

Re: Request to Issue a Deed of Undertaking to an Overseas Branch
    ------------------------------------------------------------

As the legal adviser of Ituran Location and Control Ltd. (Hereinafter: "the
Company"), I am pleased to hereby certify that the request referred above, dated
26 September 2000, was signed by the Company's authorized signatories, and obligates the company according to the company's founding documents and in accordance with every law.

/s/ Guy Aharonov

Attorney Guy Aharonov, legal adviser

Ituran Location and Control Ltd.

                                       4

            APPENDIX A - REQUEST TO ISSUE A DEED OF UNDERTAKING TO AN
                                OVERSEAS BRANCH

Name of Client: Ituran Location and Control Ltd.

Address:

ID/Company No. 520043811

To:

Bank Hapoalim Ltd., Branch ________________

        Re: Request to Issue a Deed of Undertaking to an Overseas Branch
            ------------------------------------------------------------

We request that you issue a Deed of Undertaking to your overseas branch, according to the following details:

1.       Name of beneficiary: Bank Hapoalim Ltd. New York branch.

2.       Beneficiary's address:

3.       Name of lender (the beneficiary's client):

4.       Amount of principal: US 3,000,000 (three million dollars)

5.       The amount of the principal plus interest, will hereinafter be called the amount of the undertaking.

6.       The undertaking will be in force until the end of business on March
         15, 2007 at the location of the beneficiary noted in Section 1 above.

7.       The undertaking is issued in conjunction with guaranteeing the lender's debts and obligations towards the beneficiary.

8.       The undertaking issued by you will constitute an absolute undertaking without any condition, to pay the beneficiary noted in Section 1 above, the amount of the undertaking. Moreover, said undertaking will be an independent undertaking that will not depend on the relationships between us and the lender.

9.       All of the conditions of the Deed of Undertaking regarding the issue of bank guarantees (MS-16) will apply to our request, as of _____________.

10.      Our undertakings towards you will remain in force even if the payment to your overseas branch will not be requested or carried out by means of TELEX or SWIFT or WIRE.

26 November 2002           /s/ Illegible
----------------           --------------------------------

Date                       Signature of requesting client

                           Ituran Location and Control Ltd.

                                       5